Income Taxes (Details 3) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Intangibles	$ 329,958,033	$ 391,617,310
Net operating losses carryforwards	37,549,858	14,614,700
Research and Experimental	12,523,243	0
Federal R&D Credit	351,985	351,985
Accrued benefits	1,916,438	64,178
Other	(301,857)	0
Uncertain Tax Position - R&D Reserve	(70,397)	(70,397)
Total deferred tax assets	381,927,303	406,577,776
Less valuation allowance	(381,927,303)	(406,577,776)
Net deferred tax assets	$ 0	$ 0